Exhibit 10(ii)

AMENDMENT AND RESTATEMENT AGREEMENT

dated as of

November 5, 2002

among

AMERICAN STANDARD COMPANIES INC.

AMERICAN STANDARD INC.

AMERICAN STANDARD INTERNATIONAL INC.

The Borrowing Subsidiaries Party Hereto

The Lenders Party Hereto

JPMORGAN CHASE BANK
as Administrative Agent and Swingline Lender

BANK OF AMERICA, N.A.,
CITIBANK, N.A.,
LLOYDS TSB BANK PLC,
as Syndication Agents

and

ABN AMRO BANK N.V.,
BARCLAYS BANK PLC,
SOCIETE GENERALE
as Co-Syndication Agents

CONFORMED COPY

J.P. MORGAN SECURITIES INC.
as Lead Arranger and Sole Bookrunner

AMENDMENT AND RESTATEMENT AGREEMENT dated as of November 5, 2002 (this “Amendment and Restatement”), in respect of the 364-DAY CREDIT AGREEMENT dated as of November 6, 2001 (the “Existing Credit Agreement”), among AMERICAN STANDARD COMPANIES INC., a Delaware corporation (“Holdings”); AMERICAN STANDARD INC., a Delaware corporation (the “Company”); AMERICAN STANDARD INTERNATIONAL INC., a Delaware corporation (“ASII”); the BORROWING SUBSIDIARIES from time to time party hereto (the “Borrowing Subsidiaries”, and, together with the Company and ASII, the “Borrowers”); the LENDERS from time to time party hereto (the “Lenders”); JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Swingline Lender; BANK OF AMERICA, N.A., CITIBANK, N.A., and LLOYDS TSB BANK PLC, as Syndication Agents and ABN AMRO BANK N.V., BARCLAYS BANK PLC, and SOCIETE GENERALE, as Co-Syndication Agents.

The Company has requested that the Existing Credit Agreement be amended and restated as set forth in Section 1 below and the other parties hereto are willing so to amend and restate the Existing Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Existing Credit Agreement as amended and restated hereby.

In consideration of the premises and the agreements herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Amendment and Restatement. Upon the effectiveness of this Amendment and Restatement as provided in Section 3 below, the Existing Credit Agreement shall be amended and restated in the form in which it exists on the date hereof but with the following revisions (the Existing Credit Agreement, as so amended and restated, being called the “Restated Credit Agreement”):

(a) The first sentence of the preamble is hereby deleted and replaced with the following sentence:

“The Borrowers have requested the Lenders to amend and restate the Existing Credit Agreement (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I) to extend credit in the form of (a) Commitments under which the Borrowers may obtain Loans in US Dollars in an aggregate principal amount at any time outstanding not in excess of US$150,000,000 and (b) Swingline Loans in US Dollars in an aggregate principal amount at any time outstanding not in excess of US$25,000,000.”

(b) Section 1.01 is hereby amended as follows:

(i) Chase. The definition of the term “Chase” is hereby amended to read as follows:

““JPMCB ” means JPMorgan Chase Bank and its successors.”

and as so amended is moved to its proper alphabetical position. Each reference in the Existing Credit Agreement to the defined term “Chase” is amended to refer to “JPMCB”.

(ii) Commitment. The definition of the term “Commitment” is hereby amended by deleting the amount “US$300,000,000” from the last sentence thereof and substituting therefor “US$150,000,000”.

(iii) Commitment Termination Date. The definition of the term “Commitment Termination Date” is hereby amended by deleting the date “November 5, 2002” and substituting therefor “November 4, 2003”.

(iv) Existing Credit Agreement. The definition of the term “Existing Credit Agreement” is hereby amended to read as follows:

““Existing Credit Agreement” means the 364-Day Credit Agreement dated as of November 6, 2001, among Holdings, the Company, ASII, the borrowing subsidiaries party thereto, the lenders party thereto and the agents party thereto.”

(v) Five-Year Credit Agreement. The definition of the term “Five Year Credit Agreement” is hereby amended by deleting the phrase “the date hereof” and substituting therefor “November 6, 2001, as amended”.

(c) Section 2.05(a) is hereby amended by deleting the amount “US$50,000,000” and substituting therefor “US$25,000,000”.

(d) A new paragraph (d) is hereby added to Section 2.11 as follows:

“(d) For each day after the Commitment Termination Date on which there is any Revolving Credit Exposure, the Company and ASII agree, jointly and severally, to pay to the Administrative Agent, in US Dollars, for the account of each Lender, a term-out fee, which shall accrue at a rate equal to 0.50% per annum on the amount of the Revolving Credit Exposure of such Lender on such day. Accrued term-out fees shall be payable in arrears on the last day of March, June, September and December of each year, on any date prior to the Maturity Date on which all the Commitments shall have terminated and on the Maturity Date, commencing on the first such date to occur after the Commitment Termination Date; provided that any term-out fees accruing after the Maturity Date shall be payable on demand. All term-out fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”

(e) Paragraph (a) of Section 3.04 is hereby amended by deleting the date “December 31, 2000” and substituting therefor “December 31, 2001” and by deleting the date “June 30, 2001” and substituting therefor “June 30, 2002”.

(f) Section 3.05 is hereby amended by deleting the date “December 31, 2000” and substituting therefor “December 31, 2001”.

(g) Section 3.06 is hereby amended by deleting the date “September 30, 2001” and substituting therefor “September 30, 2002”.

(h) Section 3.07 is hereby amended by deleting the date “December 31, 2000” and substituting therefor “December 31, 2001”.

(i) Section 3.14 is hereby amended by adding the phrase “, the Confidential Information Memorandum dated October 2002 relating to Holdings, the Company, ASII and the Transactions, “ after the phrase “Information Memorandum” therein.

(j) Conditions. Section 4.01 is hereby deleted and replaced with:

“SECTION 4.01. Intentionally Omitted.”

(k) Article VI is hereby amended by deleting each occurrence of the phrase “the date hereof” and substituting therefor “November 6, 2001”.

(l) Section 6.01 is hereby amended by deleting the parenthetical therein.

(m) Schedule 2.01. Schedule 2.01 is hereby deleted and replaced with Schedule 2.01 to this Amendment and Restatement.

(n) Effective Date. From and after the Effective Date (as defined below), all references in the Restated Credit Agreement to “the date hereof”, “the date of this Agreement” or other words or phrases of similar import shall be deemed references to the date of this Amendment and Restatement.

SECTION 2. Representations and Warranties. Holdings represents and warrants to the Lenders as to itself and each Subsidiary, and the Company, ASII and each other Borrowing Subsidiary represents and warrants to the Lenders as to itself and its subsidiaries, as of the date hereof and as of the Effective Date, that:

(a) Before and after giving effect to this Amendment and Restatement, the representations and warranties set forth in the Existing Credit Agreement and the Restated Credit Agreement, as applicable, are true and correct in all material respects with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

(b) At the time of and after giving effect to this Amendment and Restatement, no Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment and Restatement and the obligations of the Lenders to make Loans under the Restated Credit Agreement shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Existing Credit Agreement):

(a) The Administrative Agent (or its counsel) shall have received from each party hereto or to any other Credit Document either (i) a counterpart of this Amendment and Restatement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Restatement) that such party has signed a counterpart of this Amendment and Restatement.

(b) The Guarantee Requirement shall be satisfied.

(c) The Administrative Agent (or its counsel) shall have received favorable written opinions (addressed to the Administrative Agent, the Swingline Lender and the Lenders and dated the Effective Date) of (i) Paul McGrath, General Counsel of the Company, substantially in the form of Exhibit D-1 and (ii) Cahill Gordon & Reindel, counsel for the Borrowers, substantially in the form of Exhibit D-2. Each Credit Party hereby requests such counsel to deliver such opinions.

(d) The Administrative Agent (or its counsel) shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party that is a US Subsidiary, the authorization of the Transactions and any other legal matters relating to the Credit Parties, this Amendment and Restatement, the Restated Credit Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(e) The Administrative Agent (or its counsel) shall have received for each Non-US Subsidiary which is a Borrowing Subsidiary under the Existing Credit Agreement either (i) such documents and certificates, including such opinions of counsel, as the Administrative Agent (or its counsel) may reasonably request relating to the organization, existence and good standing (to the extent such concept is relevant to such Borrowing Subsidiary in its jurisdiction of organization) of such Borrowing Subsidiary, the authorization of the Transactions insofar as they relate to such Borrowing Subsidiary and any other legal matters reasonably relating to such Borrowing Subsidiary or such Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel or (ii) a Borrowing Subsidiary Termination, dated the Effective Date, substantially in the form of Exhibit B-2.

(f) The Administrative Agent (or its counsel) shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of Holdings, the Company and ASII, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement and paragraphs (b), (i) and (j) of this Section 3.

(g) Any loans outstanding under the Existing Credit Agreement shall have been repaid, together with all interest, fees, including breakage fees, and other amounts accrued thereunder.

(h) The Administrative Agent shall have received all fees, including participation fees, and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by Holdings or any Borrower or Subsidiary in connection with this Amendment and Restatement or any Loan Document.

(i) The Index Ratings shall be BBB- or higher (in the case of the rating by S&P) and Ba1 or higher (in the case of the rating by Moody’s), in each case with no negative outlook.

(j) The Administrative Agent and each Lender shall have received each financial statement or report referred to in Section 3.04 of the Restated Credit Agreement.

The Administrative Agent shall notify the Credit Parties and the Lenders in writing of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Existing Credit Agreement are and shall remain in full force and effect. As used therein, the terms “Credit Agreement”, “herein”, “hereunder”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Restated Credit Agreement.

SECTION 5. Expenses. The Company agrees to reimburse the Administrative Agent for its out-of-pocket expenses incurred by it in connection with this Amendment and Restatement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

SECTION 6. Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment and Restatement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Amendment and Restatement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN STANDARD COMPANIES INC.

by
/s/ R. Scott Massengill

Name: R. Scott Massengill
Title: Vice President & Treasurer

AMERICAN STANDARD INC.

by
/s/ R. Scott Massengill

Name: R. Scott Massengill
Title: Vice President & Treasurer

AMERICAN STANDARD INTERNATIONAL INC.

by
/s/ R. Scott Massengill

Name: R. Scott Massengill
Title: Vice President & Treasurer

JPMORGAN CHASE BANK,
individually and as Administrative Agent and Swingline Lender

by
/s/ Randolph Cates

Name: Randolph Cates
Title: Vice President

BANK OF AMERICA, N.A.,
individually and as Syndication Agent

by
/s/ John W. Pocalyko

Name: John W. Pocalyko
Title: Managing Director

CITIBANK, N.A.,
individually and as Syndication Agent

by
/s/ John S. Hutchins

Name: John S. Hutchins
Title: Managing Director

LLOYDS TSB BANK PLC,
individually and as Syndication Agent

by
/s/ Catherine Rankin/Paul D. Briamonte

Name: Catherine Rankin/Paul D. Briamonte
Title: Assistant Vice President, Corporate
Banking (USA)/Director-Project
Finance (USA)

ABN AMRO BANK N.V.,
individually and as Co-Syndication Agent

by
/s/ Richard Schrage/James S. Kreitler

Name: Richard Schrage/James S. Kreitler
Title: Vice President/Senior Vice President

BARCLAYS BANK PLC,
individually and as Co-Syndication Agent

by
/s/ Douglas Bernegger

Name: Douglas Bernegger
Title: Director

SOICETE GENERALE,
individually and as Co-Syndication Agent

by
/s/ Ambrish D. Thanawala

Name: Ambrish D. Thanawala
Title: Director, Corporate Banking

THE BANK OF NEW YORK,

by
/s/ Ernest Fung

Name: Ernest Fung
Title: Vice President

BANK OF TOKYO-MITSUBISHI TRUST CO.,

by
/s/ Spencer Hughes

Name: Spencer Hughes
Title: Vice President

BNP PARIBAS,

by
/s/ Nanette Baudon

Name: Nanette Baudon
Title: Vice President

CREDIT AGRICOLE INDOZUEZ,

by
/s/ Charles Hiatt/Richard A. Drennan

Name: Charles Hiatt/Richard A. Drennan
Title: Vice President & Manager/Vice
President & Sr. Relationship Manager

FLEET NATIONAL BANK,

by
/s/ Irene Bertozzi-Bartenstein

Name: Irene Bertozzi-Bartenstein
Title: Vice President

HSBC BANK USA,

by
/s/ Sarah McClintock

Name: Sarah McClintock
Title: First Vice President

THE INDUSTRIAL BANK OF JAPAN TRUST CO.,

by
/s/ Koichi Hasegawa

Name: Koichi Hasegawa
Title: Senior Vice President

CREDIT LYONNAIS,

by
/s/ Attila Koc

Name: Atilla Koc
Title: Senior Vice President

NATEXIS BANQUES POPULAIRES

by
/s/ Pieter J. van Tulder/Christopher Dirringer

Name: Pieter J. van Tulder/Christopher Dirringer
Title: Vice President & Manager Multinational
Group/Vice President, Multinational Group

PB CAPITAL CORPORATION,

by
/s/ Jeffrey Frost/Nina Zhou

Name: Jeffrey Frost/Nina Zhou
Title: Managing Director, Portfolio
Management/Assistant Vice President

U.S. BANK,

by
/s/ Janell W. Stanosz

Name: Janell W. Stanosz
Title: Vice President

UNION BANK OF CALIFORNIA,

by
/s/ J. Scott Jessup

Name: J. Scott Jessup
Title: Vice President

THE BANK OF NOVA SCOTIA,

by
/s/ Todd S. Meller

Name: Todd S. Meller
Title: Managing Director

INTESABCI,

by
/s/ C. Dougherty/J. Dickerhof

Name: C. Dougherty/J. Dickerhof
Title: Vice President/Vice President